Supplement dated November 2, 2018
to the Statement of Additional Information (SAI) of the following fund (the Fund):
Fund	SAI Dated
Columbia Funds Series Trust I
Multi-Manager Directional Alternative Strategies Fund	10/1/2018
Effective immediately, one of the Fund's subadvisers, Analytic Investors, LLC ("Analytic"), has transferred substantially all of its assets and liabilities to its affiliate, Wells Capital Management Incorporated ("WellsCap"), a subsidiary of Wells Fargo and Company. Effective immediately, all references to Analytic Investors, LLC, as subadviser to the Fund, are hereby changed to Wells Capital Management Incorporated. Additionally, the changes described in this supplement are hereby made to the SAI:
The information for Analytic Investors in the "Subadvisers and Subadvisory Agreement Fee Schedules" table under the subsection, "The Investment Manager and Subadvisers – Subadvisory Agreements" in the "Investment Management and Other Services" section of the SAI for the above mentioned Fund is hereby superseded and replaced with the following:
Fund	Subadviser	Parent Company/Other Information	Fee Schedule
For Funds with fiscal period ending April 30
MM Directional Alternative Strategies Fund	WellsCap (since November 1, 2018)	L	0.750% on the first $20 million declining to 0.625% as assets increase
L – WellsCap, located at 525 Market Street, San Francisco, California 94105, is a wholly-owned subsidiary of Wells Fargo Asset Management Holdings, LLC, which is indirectly-owned by Wells Fargo & Company.
The rest of the section remains the same.
The information for Analytic Investors under the subsection, "The Investment Manager and Subadvisers - Potential Conflicts of Interest" in the "Investment Management and Other Services" section of the SAI for the abovementioned Fund is hereby superseded and replaced by the following:
WellsCap: WellsCap’s portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, WellsCap has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.
The rest of the section remains the same.
The information for Analytic Investors under the subsection, "The Investment Manager and Subadvisers - Structure of Compensation" in the "Investment Management and Other Services" section of the SAI for the abovementioned Fund is hereby superseded and replaced with the following:
WellsCap: The compensation structure for WellsCap's Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a longer term period. WellsCap participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions. In addition to surveys, WellsCap also considers prior professional experience, tenure, seniority and a Portfolio Manager's team size, scope and assets under management when determining his/her fixed base salary. In addition, Portfolio Managers, who meet the eligibility requirements, may participate in Wells Fargo's 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.
WellsCap’s investment incentive program plays an important role in aligning the interests of our portfolio managers, investment team members, clients and shareholders. Incentive awards for portfolio managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund's portfolio may be compared for these purposes generally are indicated in the "Average Annual Total Returns" table in the prospectus. Once determined, incentives are awarded to portfolio managers annually, with a portion awarded as annual cash and a portion awarded as long term incentive. The long term portion of incentives generally carry a pro-rated vesting schedule over a three year period. For many of our portfolio managers, WellsCap further requires a
SUP910_00_019_(09/18)

portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, our investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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